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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 18, 2009, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-165988) and related Prospectus of RealD Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

Los Angeles, California
May 10, 2010

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm